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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 9, 2000



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                            LUCENT TECHNOLOGIES INC.

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             (Exact name of registrant as specified in its charter)

          Delaware                    1-11639                   22-3408857
(State or other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                  Identification  No.)


600 Mountain Avenue, Murray Hill, New Jersey             07974
  (Address of principal executive offices)            (Zip Code)

                                 (908) 582-8500
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.           Other Events.
                  -------------

          On March 9, 2000, Lucent Technologies Inc. filed a prospectus supplement relating to $1,800,000,000 of its Medium-Term Notes, Series A. Attached and incorporated herein by reference in its entirety as Exhibit 8.1 is a tax opinion relating to the Medium-Term Notes. Attached and incorporated by reference in its entirety as Exhibit 23.1 is a consent of Jean F. Rankin, Esq.

Item 7.           Exhibits.
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Exhibit No.                                 Exhibit
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     8.1                  Tax opinion and consent of Cravath,
                          Swaine & Moore

     23.1                 Consent of Jean F. Rankin, Esq.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LUCENT TECHNOLOGIES INC.


                                 By:  /s/ James S. Lusk
                                      --------------------------------
                                      Name:   James S. Lusk
                                      Title:  Chief Financial Officer

Date:  March 10, 2000

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                               INDEX TO EXHIBITS


Exhibit No.                                 Exhibit
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     8.1                  Tax opinion and consent of Cravath,
                          Swaine & Moore

     23.1                 Consent of Jean F. Rankin, Esq.